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                                                                  EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

     We consent to the use of our report, dated February 6, 1997, incorporated by reference in Registration Statement No. 33-44153 on Form S-3 and to the reference to our firm under the heading "Experts" in the prospectus which is part of such Registration Statement.


                                      KPMG Peat Marwick LLP


Memphis, Tennessee
February 10, 1998